                                                                               .
                                                                               .
                                                                               .


                                                                    EXHIBIT 99.3


                             ABERCROMBIE & FITCH CO.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                         (UNAUDITED)                 (RESTATED)
                                                       JANUARY 29, 2005           JANUARY 31, 2004
                                                     --------------------       --------------------
ASSETS

Current Assets
        Cash and Marketable Securities               $            350,367       $            521,073
        Receivables                                                26,127                      7,197
        Inventories                                               211,199                    170,703
        Store Supplies                                             36,536                     29,993
        Other                                                      28,048                     23,689
                                                     --------------------       --------------------

Total Current Assets                                              652,277                    752,655

Property and Equipment, Net                                       681,312                    630,022

Other Assets                                                        8,413                        552
                                                     --------------------       --------------------

TOTAL ASSETS                                         $          1,342,002       $          1,383,229
                                                     --------------------       --------------------


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
        Accounts Payable                             $            137,336       $             91,364
        Accrued Expenses                                          234,211                    163,389
        Deferred Lease Credits                                     29,777                     30,936
        Income Taxes Payable                                       23,638                     40,343
                                                     --------------------       --------------------

Total Current Liabilities                                         424,962                    326,032
                                                     --------------------       --------------------

Long-Term Liabilities
        Debt                                                           --                         --
        Deferred Income Taxes                                      42,891                     20,585
        Deferred Lease Credits                                    173,582                    150,459
        Other                                                      31,241                     28,388
                                                     --------------------       --------------------

Total Long-Term Liabilities                                       247,714                    199,432
                                                     --------------------       --------------------

Total Shareholders' Equity                                        669,326                    857,765
                                                     --------------------       --------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $          1,342,002       $          1,383,229
                                                     --------------------       --------------------

                             ABERCROMBIE & FITCH CO.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED JANUARY 29, 2005 AND THIRTEEN WEEKS ENDED JANUARY 31, 2004
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                (UNAUDITED)                      (RESTATED)
                                        ---------------------------      --------------------------
                                          2004           % of Sales         2003         % of Sales
                                        ----------       ----------      ----------      ----------
Net Sales                               $  687,254            100.0%     $  560,389           100.0%
                                        ----------       ----------      ----------      ----------

Gross Income                               336,624             49.0%        261,523            46.7%

Gen'l, Admin. & Store Oper. Exp            166,449             24.2%        106,734            19.0%
                                        ----------       ----------      ----------      ----------

Operating Income                           170,175             24.8%        154,789            27.6%

Interest Income, Net                        (1,301)           -0.2%          (1,099)          -0.2%
                                        ----------       ----------      ----------      ----------

Income Before Income Taxes                 171,476             25.0%        155,888            27.8%

Income Tax Expense                          67,215              9.8%         61,304            10.9%

  Effective Rate                              39.2%                            39.3%
                                        ----------                       ----------

Net Income                              $  104,261             15.2%     $   94,584            16.9%
                                        ----------       ----------      ----------      ----------

Net Income Per Share:
  Basic                                 $     1.19                       $     0.98
 Fully Diluted                          $     1.15                       $     0.97


Weighted Average Shares Outstanding
  Basic                                     87,640                           96,105
 Fully Diluted                              90,750                           97,839

                            ABERCROMBIE & FITCH CO.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
              FIFTY-TWO WEEKS ENDED JANUARY 29, 2005 AND FIFTY-TWO
                          WEEKS ENDED JANUARY 31, 2004
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                  (UNAUDITED)                        (RESTATED)
                                         -----------------------------      ----------------------------
                                            2004           % of Sales          2003           % of Sales
                                         -----------       -----------      -----------      -----------
Net Sales                                $ 2,021,253             100.0%     $ 1,707,810            100.0%
                                         -----------       -----------      -----------      -----------

Gross Income                                 909,793              45.0%         716,944             42.0%

Gen'l, Admin. & Store Oper. Exp              562,158              27.8%         385,764             22.6%
                                         -----------       -----------      -----------      -----------

Operating Income                             347,635              17.2%         331,180             19.4%

Interest Income, Net                          (5,218)            -0.3%           (3,708)           -0.2%
                                         -----------       -----------      -----------      -----------

Income Before Income Taxes                   352,853              17.5%         334,888             19.6%

Income Tax Expense                           136,477               6.8%         130,058              7.6%

  Effective Rate                                38.7%                              38.8%
                                         -----------                        -----------

Net Income                               $   216,376              10.7%     $   204,830             12.0%
                                         -----------       -----------      -----------      -----------

Net Income Per Share:
  Basic                                  $      2.33                        $      2.12
 Fully Diluted                           $      2.28                        $      2.06

Weighted Average Shares Outstanding:
  Basic                                       92,780                             96,833
 Fully Diluted                                95,110                             99,580

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


PERIOD                            2001                                           2002

                                RESTATED                                        RESTATED
            -----------------------------------------------  --------------------------------------------
              (% CHANGE)                           (TOTAL)    (% CHANGE)                        (TOTAL)
1.  SALES   (COMP STORES)                        (% CHANGE)  (COMP STORES)                     (% CHANGE)
            -------------                        ----------  -------------                     ----------
1st Qtr                2%          263,680              29%            -6%           312,792          19%
2nd Qtr               -8%          280,116              22%            -5%           329,154          18%
3rd Qtr              -15%          354,473              -3%            -5%           419,329          18%
4th Qtr               -9%          466,584               6%            -4%           534,482          15%

Year                  -9%        1,364,853              10%            -5%         1,595,757          17%
6 Mos                 -3%          543,796              25%            -6%           641,946          18%
9 Mos                 -8%          898,269              13%            -5%         1,061,274          18%




PERIOD                         2003                                         2004
                             RESTATED                                Q1, Q2, Q3 RESTATED
                                                                        Q4 UNAUDITED
            ------------------------------------------  -------------------------------------------
             (% CHANGE)                       (TOTAL)    (% CHANGE)                        (TOTAL)
1. SALES    (COMP STORES)                   (% CHANGE)  (COMP STORES)                    (% CHANGE)
            -------------                   ----------  -------------                    ----------
1st Qtr               -6%          346,722         11%             0%           411,930         19%
2nd Qtr               -8%          355,719          8%            -5%           401,346         13%
3rd Qtr               -9%          444,979          6%             1%           520,724         17%
4th Qtr              -11%          560,389          5%             9%           687,254         23%

Year                  -9%        1,707,810          7%             2%         2,021,253         18%
6 Mos                 -7%          702,441          9%            -3%           813,276         16%
9 Mos                 -8%        1,147,421          8%            -1%         1,333,999         16%



2. COST OF GOODS
   SOLD, BUY & OCC             (% OF SALES)                (% OF SALES)                 (% OF SALES)               (% OF SALES)
1st Qtr              166,860          63.3%       198,671         63.5%       218,144          62.9%       246,940        59.9%
2nd Qtr              172,580          61.6%       197,796         60.1%       211,869          59.6%       219,703        54.7%
3rd Qtr              212,491          59.9%       253,279         60.4%       261,986          58.9%       294,187        56.5%
4th Qtr              258,343          55.4%       290,264         54.3%       298,867          53.3%       350,632        51.0%

Year                 810,274          59.4%       940,010         58.9%       990,867          58.0%     1,111,462        55.0%
6 Mos                339,440          62.4%       396,467         61.8%       430,013          61.2%       466,643        57.4%
9 Mos                551,931          61.4%       649,746         61.2%       691,999          60.3%       760,830        57.0%


3. GROSS INCOME           (% OF SALES)                   (% OF SALES)                   (% OF SALES)                (% OF SALES)
1st Qtr         96,820           36.7%        114,121           36.5%        128,578           37.1%        164,990        40.1%
2nd Qtr        107,536           38.4%        131,357           39.9%        143,850           40.4%        181,643        45.3%
3rd Qtr        141,982           40.1%        166,049           39.6%        182,993           41.1%        226,537        43.5%
4th Qtr        208,241           44.6%        244,220           45.7%        261,522           46.7%        336,622        49.0%

Year           554,579           40.6%        655,747           41.1%        716,943           42.0%        909,792        45.0%
6 Mos          204,356           37.6%        245,478           38.2%        272,428           38.8%        346,633        42.6%
9 Mos          346,338           38.6%        411,528           38.8%        455,421           39.7%        573,168        43.0%

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


PERIOD                 2001                       2002                          2003                          2004
                     RESTATED                    RESTATED                      RESTATED                Q1, Q2, Q3 RESTATED
                                                                                                          Q4 UNAUDITED
              ----------------------       ----------------------       ----------------------       ----------------------
4. GENERAL ADMIN. &
   STORE OPERATING EXP  (% OF SALES)                 (% OF SALES)                 (% OF SALES)                 (% OF SALES)
                        ------------                 ------------                 ------------                 ------------
1st Qtr        65,777          24.9%        77,442          24.8%        87,898          25.4%       118,269          28.7%
2nd Qtr        68,397          24.4%        82,304          25.0%        88,716          24.9%       112,881          28.1%
3rd Qtr        72,511          20.5%        90,304          21.5%       102,415          23.0%       164,559          31.6%
4th Qtr        79,891          17.1%        93,382          17.5%       106,734          19.0%       166,449          24.2%

Year          286,576          21.0%       343,432          21.5%       385,764          22.6%       562,158          27.8%
6 Mos         134,174          24.7%       159,746          24.9%       176,614          25.1%       231,150          28.4%
9 Mos         206,685          23.0%       250,049          23.6%       279,030          24.3%       395,709          29.7%



5. OPERATING INCOME     (% OF SALES)                 (% OF SALES)                 (% OF SALES)                 (% OF SALES)
                        ------------                 ------------                 ------------                 ------------
1st Qtr        31,043          11.8%        36,679          11.7%        40,680          11.7%        46,721          11.3%
2nd Qtr        39,139          14.0%        49,053          14.9%        55,134          15.5%        68,762          17.1%
3rd Qtr        69,471          19.6%        75,745          18.1%        80,578          18.1%        61,978          11.9%
4th Qtr       128,350          27.5%       150,838          28.2%       154,788          27.6%       170,173          24.8%

Year          268,003          19.6%       312,315          19.6%       331,179          19.4%       347,634          17.2%
6 Mos          70,182          12.9%        85,732          13.4%        95,814          13.6%       115,483          14.2%
9 Mos         139,653          15.5%       161,479          15.2%       176,391          15.4%       177,459          13.3%

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


PERIOD                             2001                        2002                        2003                       2004
                                 RESTATED                    RESTATED                    RESTATED              Q1, Q2, Q3 RESTATED
                                                                                                                  Q4 UNAUDITED
                           ---------------------       ---------------------       ---------------------      ---------------------

6. INTEREST EXPENSE (INCOME)        (% OF SALES)                (% OF SALES)                (% OF SALES)               (% OF SALES)
                                    ------------                ------------                ------------               ------------
1st Qtr                    (1,720)         -0.7%         (872)         -0.3%         (991)         -0.3%        (985)         -0.2%
2nd Qtr                    (1,128)         -0.4%         (731)         -0.2%         (861)         -0.2%      (1,358)         -0.3%
3rd Qtr                    (1,001)         -0.3%         (866)         -0.2%         (757)         -0.2%      (1,574)         -0.3%
4th Qtr                    (1,215)         -0.3%       (1,300)         -0.2%       (1,099)         -0.2%      (1,301)         -0.2%

Year                       (5,064)         -0.4%       (3,768)         -0.2%       (3,708)         -0.2%      (5,218)         -0.3%
6 Mos                      (2,848)         -0.5%       (1,603)         -0.2%       (1,852)         -0.3%      (2,343)         -0.3%
9 Mos                      (3,849)         -0.4%       (2,468)         -0.2%       (2,610)         -0.2%      (3,919)         -0.3%



7. PRE-TAX INCOME
   (PRE-TAX MARGIN)             (% OF SALES)                 (% OF SALES)                (% OF SALES)                 (% OF SALES)
                                ------------                 ------------                ------------                 ------------
1st Qtr               32,763           12.4%       37,551           12.0%      41,671           12.0%       47,706           11.6%
2nd Qtr               40,267           14.4%       49,784           15.1%      55,995           15.7%       70,120           17.5%
3rd Qtr               70,472           19.9%       76,611           18.3%      81,335           18.3%       63,552           12.2%
4th Qtr              129,565           27.8%      152,138           28.5%     155,887           27.8%      171,474           25.0%

Year                 273,067           20.0%      316,083           19.8%     334,887           19.6%      352,852           17.5%
6 Mos                 73,030           13.4%       87,335           13.6%      97,666           13.9%      117,826           14.5%
9 Mos                143,502           16.0%      163,947           15.4%     179,001           15.6%      181,378           13.6%




8. TAXES                    (TAX RATE)                     (TAX RATE)                     (TAX RATE)                     (TAX RATE)
                            ----------                     ----------                     ----------                     ----------
1st Qtr         12,772           39.0%         14,447           38.5%         15,886           38.1%         18,390           38.5%
2nd Qtr         15,703           39.0%         18,953           38.1%         21,467           38.3%         27,232           38.8%
3rd Qtr         27,461           39.0%         29,336           38.3%         31,401           38.6%         23,640           37.2%
4th Qtr         50,531           39.0%         58,594           38.5%         61,304           39.3%         67,214           39.2%

Year           106,468           39.0%        121,329           38.4%        130,058           38.8%        136,476           38.7%
6 Mos           28,475           39.0%         33,400           38.2%         37,353           38.2%         45,622           38.7%
9 Mos           55,936           39.0%         62,736           38.3%         68,754           38.4%         69,262           38.2%

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


PERIOD                  2001                           2002                           2003                            2004
                      RESTATED                       RESTATED                       RESTATED                  Q1, Q2, Q3 RESTATED
                                                                                                                  Q4 UNAUDITED
               -----------------------        -----------------------        -----------------------        -----------------------

9. Net Income             (% OF SALES)                   (% OF SALES)                   (% OF SALES)                   (% OF SALES)
                          ------------                   ------------                   ------------                   ------------
1st Qtr         19,991            7.6%         23,104            7.4%         25,785            7.4%         29,316            7.1%
2nd Qtr         24,564            8.8%         30,831            9.4%         34,528            9.7%         42,888           10.7%
3rd Qtr         43,011           12.1%         47,275           11.3%         49,934           11.2%         39,912            7.7%
4th Qtr         79,034           16.9%         93,544           17.5%         94,583           16.9%        104,260           15.2%

Year           166,599           12.2%        194,754           12.2%        204,829           12.0%        216,376           10.7%
6 Mos           44,555            8.2%         53,935            8.4%         60,313            8.6%         72,204            8.9%
9 Mos           87,566            9.7%        101,211            9.5%        110,247            9.6%        112,116            8.4%


10. NET INCOME            (% INCREASE)                   (% INCREASE)                   (% INCREASE)                   (% INCREASE)
1st Qtr         19,991           23.7%         23,104           15.6%         25,785           11.6%         29,316           13.7%
2nd Qtr         24,564           16.1%         30,831           25.5%         34,528           12.0%         42,888           24.2%
3rd Qtr         43,011           -1.3%         47,275            9.9%         49,934            5.6%         39,912          -20.1%
4th Qtr         79,034            2.4%         93,544           18.4%         94,583            1.1%        104,260           10.2%

Year           166,600            5.4%        194,754           16.9%        204,829            5.2%        216,376            5.6%
6 Mos           44,555           19.4%         53,935           21.1%         60,313           11.8%         72,204           19.7%
9 Mos           87,566            8.2%        101,211           15.6%        110,247            8.9%        112,116            1.7%


11. NET INCOME PER SHARE       (% INCREASE)               (% INCREASE)               (% INCREASE)               (% INCREASE)
1st Qtr                 $0.19         18.8%        $0.23         21.1%        $0.26         13.0%        $0.30         15.4%
2nd Qtr                 $0.24         14.3%        $0.30         25.0%        $0.34         13.3%        $0.44         29.4%
3rd Qtr                 $0.42         -2.3%        $0.47         11.9%        $0.50          6.4%        $0.42        -16.0%
4th Qtr                 $0.78          2.6%        $0.94         20.5%        $0.97          3.2%        $1.15         18.6%

Year                    $1.62          4.7%        $1.94         19.8%        $2.06          6.2%        $2.28         10.7%
6 Mos                   $0.43         19.4%        $0.53         23.3%        $0.60         13.2%        $0.74         23.3%
9 Mos                   $0.85          7.5%        $1.00         17.6%        $1.10         10.0%        $1.16          5.5%

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


PERIOD                              2001               2002                2003                 2004
                                  RESTATED            RESTATED            RESTATED       Q1, Q2, Q3 RESTATED
                                                                                            Q4 UNAUDITED
                             ------------------  ------------------  ------------------  -------------------
12. DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING
1st Qtr                            102,885             102,130              99,835              96,872
2nd Qtr                            104,020             101,465             100,128              97,590
3rd Qtr                            101,692              99,568              99,102              95,351
4th Qtr                            101,500              99,398              97,839              90,750

Year                               102,524             100,631              99,580              95,110
6 Mos                              103,453             101,879             100,542              97,118
9 Mos                              102,866             100,994             100,095              96,522



13. ACTUAL SHARES OUTSTANDING - END OF PERIOD
1st Qtr                             99,109              99,053              98,004              94,788
2nd Qtr                             99,469              98,076              96,438              95,773
3rd Qtr                             98,870              97,229              96,326              90,556
4th Qtr                             98,873              97,269              94,607              86,040


14. NUMBER OF STORES - END OF PERIOD     (% INCREASE)            (% INCREASE)              (% INCREASE)             (% INCREASE)
1st Qtr                         355             37.6%      507          42.8%        602          18.7%       706          17.3%
2nd Qtr                         405             37.8%      533          31.6%        625          17.3%       727          16.3%
3rd Qtr                         454             39.7%      560          23.3%        651          16.3%       764          17.4%
4th Qtr                         491             38.7%      597          21.6%        700          17.3%       788          12.6%

Year                            491                        597                       700                      788
6 Mos                           405                        533                       625                      727
9 Mos                           454                        560                       651                      764


15. GROSS SQUARE FEET - END OF PERIOD    (% INCREASE)             (% INCREASE)               (% INCREASE)             (% INCREASE)
1st Qtr                       2,856             28.2%     3,772          32.1%        4,392         16.4%     5,065          15.3%
2nd Qtr                       3,142             27.1%     3,937          25.3%        4,538         15.3%     5,192          14.4%
3rd Qtr                       3,448             29.7%     4,110          19.2%        4,709         14.6%     5,439          15.5%
4th Qtr                       3,673             28.9%     4,358          18.7%        5,021         15.2%     5,591          11.4%

Year                          3,673                       4,358                       5,021                   5,591
6 Mos                         3,142                       3,937                       4,538                   5,192
9 Mos                         3,448                       4,110                       4,709                   5,439